Advances to Suppliers, net	12 Months Ended
Mar. 31, 2019
Advances to Suppliers, net
Advances to Suppliers, net

5. Advances to Suppliers, net

	As of March 31,
	2018	2019
	RMB	RMB
Advances to suppliers, gross	51,011,558	42,144,779
Allowance for doubtful accounts:
Balance at beginning of the year	—	(26,317,009)
Additions	(26,317,009)	—
Reverse	—	3,628,749
Write off	—	22,688,260
Balance at end of the year	(26,317,009)	—

Advances to suppliers, net	24,694,549	42,144,779

The Group was in dispute with one of its suppliers in 2018. Based on an assessment of the recoverability, the Group provided full provision against the advances paid to the supplier as of March 31, 2018. During the year ended March 31, 2019, the Group was able to recoup a portion of the advances to this supplier in the amount of RMB3,628,749. The remaining RMB22,688,260 of advances to this supplier that were previously fully provided has been written off in the year ended March 31, 2019.